SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 31, 2003
Date of Report (Date of earliest event reported)

GERMAN AMERICAN BANCORP
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	0-11244 (Commission File Number)	35-1547518 (IRS Employer Identification Number)

711 Main Street Box 810 Jasper, Indiana (Address of principal executive offices)	47546 (Zip Code)

Registrant’s telephone number, including area code (812) 482-1314

Item 7.    Financial Statements and Exhibits.

         (c)        Exhibits

                           99        Press release issued by the Company on July 31, 2003.

Item 12.    Results of Operations and Financial Condition.

On July 31, 2003, German American Bancorp (the “Company”), issued a press release announcing its results for the quarter ended June 30, 2003. A copy of the press release is filed herewith as Exhibit 99 and incorporated herein by reference.

The information contained in this Item 12 or incorporated by reference herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP By: /s/ Mark A. Schroeder Mark A. Schroeder, President and Chief Executive Officer

Dated:    August 4, 2003

EXHIBIT INDEX

99                 Press release issued by the Company on July 31, 2003.